                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, FMC TECHNOLOGIES, INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 2002 under the Securities Exchange Act of 1934, as amended; and

WHEREAS, the undersigned holds and may hereafter from time to time hold one or more positions with the Company whether as an officer or a director, or both, such that the undersigned may be required or permitted in such capacity or capacities, or on behalf of the Company, to sign one or more of such documents;

NOW, THEREFORE, the undersigned hereby constitutes and appoints W. H. Schumann, III and J. W. Carr or either of them, his or her attorney for him or her and in his or her name, place and stead, and in each of his or her offices and capacities with the Company as may now or hereafter exist, to sign and file said Form 10-K and any and all amendments, schedules and exhibits thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of the 25th day of March, 2003.

                                                    /s/ Joseph H. Netherland
                                                    ---------------------------
                                                    Joseph H. Netherland

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, FMC TECHNOLOGIES, INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 2002 under the Securities Exchange Act of 1934, as amended; and

WHEREAS, the undersigned holds and may hereafter from time to time hold one or more positions with the Company whether as an officer or a director, or both, such that the undersigned may be required or permitted in such capacity or capacities, or on behalf of the Company, to sign one or more of such documents;

NOW, THEREFORE, the undersigned hereby constitutes and appoints W. H. Schumann, III and J. W. Carr or either of them, his or her attorney for him or her and in his or her name, place and stead, and in each of his or her offices and capacities with the Company as may now or hereafter exist, to sign and file said Form 10-K and any and all amendments, schedules and exhibits thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of the 25th day of March, 2003.

                                                  /s/ Mike R. Bowlin
                                                  ------------------------------
                                                  Mike R. Bowlin

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, FMC TECHNOLOGIES, INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 2002 under the Securities Exchange Act of 1934, as amended; and

WHEREAS, the undersigned holds and may hereafter from time to time hold one or more positions with the Company whether as an officer or a director, or both, such that the undersigned may be required or permitted in such capacity or capacities, or on behalf of the Company, to sign one or more of such documents;

NOW, THEREFORE, the undersigned hereby constitutes and appoints W. H. Schumann, III and J. W. Carr or either of them, his or her attorney for him or her and in his or her name, place and stead, and in each of his or her offices and capacities with the Company as may now or hereafter exist, to sign and file said Form 10-K and any and all amendments, schedules and exhibits thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of the 25th day of March, 2003.

                                                  /s/  B.A. Bridgewater, Jr.
                                                  ------------------------------
                                                  B.A. Bridgewater, Jr.

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, FMC TECHNOLOGIES, INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 2002 under the Securities Exchange Act of 1934, as amended; and

WHEREAS, the undersigned holds and may hereafter from time to time hold one or more positions with the Company whether as an officer or a director, or both, such that the undersigned may be required or permitted in such capacity or capacities, or on behalf of the Company, to sign one or more of such documents;

NOW, THEREFORE, the undersigned hereby constitutes and appoints W. H. Schumann, III and J. W. Carr or either of them, his or her attorney for him or her and in his or her name, place and stead, and in each of his or her offices and capacities with the Company as may now or hereafter exist, to sign and file said Form 10-K and any and all amendments, schedules and exhibits thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of the 25th day of March, 2003.

                                                       /s/ Thomas M. Hamilton
                                                       -------------------------
                                                       Thomas M. Hamilton

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, FMC TECHNOLOGIES, INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 2002 under the Securities Exchange Act of 1934, as amended; and

WHEREAS, the undersigned holds and may hereafter from time to time hold one or more positions with the Company whether as an officer or a director, or both, such that the undersigned may be required or permitted in such capacity or capacities, or on behalf of the Company, to sign one or more of such documents;

NOW, THEREFORE, the undersigned hereby constitutes and appoints W. H. Schumann, III and J. W. Carr or either of them, his or her attorney for him or her and in his or her name, place and stead, and in each of his or her offices and capacities with the Company as may now or hereafter exist, to sign and file said Form 10-K and any and all amendments, schedules and exhibits thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of the 25th day of March, 2003.

                                                       /s/ Asbjorn Larsen
                                                       -------------------------
                                                       Asbjorn Larsen

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, FMC TECHNOLOGIES, INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 2002 under the Securities Exchange Act of 1934, as amended; and

WHEREAS, the undersigned holds and may hereafter from time to time hold one or more positions with the Company whether as an officer or a director, or both, such that the undersigned may be required or permitted in such capacity or capacities, or on behalf of the Company, to sign one or more of such documents;

NOW, THEREFORE, the undersigned hereby constitutes and appoints W. H. Schumann, III and J. W. Carr or either of them, his or her attorney for him or her and in his or her name, place and stead, and in each of his or her offices and capacities with the Company as may now or hereafter exist, to sign and file said Form 10-K and any and all amendments, schedules and exhibits thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of the 25th day of March, 2003.

                                                       /s/ Edward J. Mooney
                                                       -------------------------
                                                       Edward J. Mooney

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, FMC TECHNOLOGIES, INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 2002 under the Securities Exchange Act of 1934, as amended; and

WHEREAS, the undersigned holds and may hereafter from time to time hold one or more positions with the Company whether as an officer or a director, or both, such that the undersigned may be required or permitted in such capacity or capacities, or on behalf of the Company, to sign one or more of such documents;

NOW, THEREFORE, the undersigned hereby constitutes and appoints W. H. Schumann, III and J. W. Carr or either of them, his or her attorney for him or her and in his or her name, place and stead, and in each of his or her offices and capacities with the Company as may now or hereafter exist, to sign and file said Form 10-K and any and all amendments, schedules and exhibits thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of the 25th day of March, 2003.




                                                  /s/ Richard A. Pattarozzi
                                                  ------------------------------
                                                  Richard A. Pattarozzi

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, FMC TECHNOLOGIES, INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 2002 under the Securities Exchange Act of 1934, as amended; and

WHEREAS, the undersigned holds and may hereafter from time to time hold one or more positions with the Company whether as an officer or a director, or both, such that the undersigned may be required or permitted in such capacity or capacities, or on behalf of the Company, to sign one or more of such documents;

NOW, THEREFORE, the undersigned hereby constitutes and appoints W. H. Schumann, III and J. W. Carr or either of them, his or her attorney for him or her and in his or her name, place and stead, and in each of his or her offices and capacities with the Company as may now or hereafter exist, to sign and file said Form 10-K and any and all amendments, schedules and exhibits thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of the 25th day of March, 2003.




                                                    /s/ James M. Ringler
                                                    ----------------------------
                                                    James M. Ringler

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, FMC TECHNOLOGIES, INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 2002 under the Securities Exchange Act of 1934, as amended; and

WHEREAS, the undersigned holds and may hereafter from time to time hold one or more positions with the Company whether as an officer or a director, or both, such that the undersigned may be required or permitted in such capacity or capacities, or on behalf of the Company, to sign one or more of such documents;

NOW, THEREFORE, the undersigned hereby constitutes and appoints W. H. Schumann, III and J. W. Carr or either of them, his or her attorney for him or her and in his or her name, place and stead, and in each of his or her offices and capacities with the Company as may now or hereafter exist, to sign and file said Form 10-K and any and all amendments, schedules and exhibits thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of the 25th day of March, 2003.




                                                   /s/ James R. Thompson
                                                   -----------------------------
                                                   James R. Thompson